UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-10603

Western Asset Premier Bond Fund
(Exact name of registrant as specified in charter)

55 Water Street New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2010

ITEM 1.          SCHEDULE OF INVESTMENTS

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

MARCH 31, 2010

Schedule of investments (unaudited)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES — 64.6%
CONSUMER DISCRETIONARY — 9.3%
Automobiles — 1.5%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000	$1,220,855
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	1,000,000	1,088,891
Total Automobiles				2,309,746
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000	5,063
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000	54,900
Total Diversified Consumer Services				59,963
Hotels, Restaurants & Leisure — 1.0%
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	395,000	351,550
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000	249,750
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	530,000	254,400	(a)(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	110,000	118,250	(c)
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	170,000	181,050	(c)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	184,875	(c)
Sbarro Inc., Senior Notes	10.375%	2/1/15	90,000	75,600
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	110,000	80,300	(c)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	205,000	14,862	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	100,000	125	(a)(b)
Total Hotels, Restaurants & Leisure				1,510,762
Household Durables — 0.1%
American Greetings Corp., Senior Notes	7.375%	6/1/16	20,000	19,950
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	71,000	67,450	(b)
Total Household Durables				87,400
Leisure Equipment & Products — 0.4%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	760,000	723,900
Media — 5.5%
Affinion Group Inc., Senior Notes	10.125%	10/15/13	110,000	112,750
Affinion Group Inc., Senior Subordinated Notes	11.500%	10/15/15	225,000	230,625
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	108,083	128,889	(c)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	270,000	259,200	(c)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	280,000	313,250	(c)
CMP Susquehanna Corp.	3.531%	5/15/14	14,000	4,185	(b)(c)(d)(e)
Comcast Corp.	5.900%	3/15/16	400,000	436,955
Comcast Corp., Notes	7.050%	3/15/33	1,000,000	1,075,426
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	250,000	261,563
DISH DBS Corp., Senior Notes	7.000%	10/1/13	600,000	624,000
DISH DBS Corp., Senior Notes	7.750%	5/31/15	120,000	125,400
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000	400,400
News America Holdings Inc.	8.875%	4/26/23	400,000	503,181
Sun Media Corp., Senior Notes	7.625%	2/15/13	55,000	53,969
Time Warner Inc., Senior Debentures	7.700%	5/1/32	1,150,000	1,327,298
Time Warner Inc., Senior Subordinated Notes	6.875%	5/1/12	1,400,000	1,539,937
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	420,000	459,900	(c)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	100,000	109,250
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	335,000	355,937
Total Media				8,322,115
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	279,478	285,068	(f)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	330,000	293,700
Total Multiline Retail				578,768

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail — 0.2%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	259,000	$191,012	(c)
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	80,000	84,400
Total Specialty Retail				275,412
Textiles, Apparel & Luxury Goods — 0.2%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	255,000	284,325
TOTAL CONSUMER DISCRETIONARY				14,152,391
CONSUMER STAPLES — 5.6%
Food & Staples Retailing — 5.5%
CVS Corp.	9.350%	1/10/23	700,000	682,087	(b)(c)
CVS Corp.	5.789%	1/10/26	828,429	815,506	(c)
CVS Pass-Through Trust	7.507%	1/10/32	1,995,820	2,219,391	(c)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	931,677	909,457
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	921,415	911,307
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	1,910,431	2,025,687
Delhaize America Inc., Debentures	9.000%	4/15/31	166,000	211,170
Safeway Inc., Notes	5.800%	8/15/12	500,000	545,285
Total Food & Staples Retailing				8,319,890
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000	167,200	(c)
TOTAL CONSUMER STAPLES				8,487,090
ENERGY — 9.6%
Energy Equipment & Services — 0.9%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	148,500
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	270,000	267,975
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	155,000	154,612	(c)
Pride International Inc., Senior Notes	7.375%	7/15/14	240,000	247,200
Sonat Inc., Notes	7.625%	7/15/11	500,000	522,114
Total Energy Equipment & Services				1,340,401
Oil, Gas & Consumable Fuels — 8.7%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	1,000,000	1,123,724
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	750,000	701,250
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	160,000	176,400
Burlington Resources Finance Co.	7.400%	12/1/31	450,000	525,150
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	480,000	471,600
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	30,000	29,400
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	300,000	300,000
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	167,474
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	210,000	210,525
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	452,100	(c)
DCP Midstream LP	7.875%	8/16/10	750,000	769,290
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	389,571
Devon Financing Corp. ULC, Notes	6.875%	9/30/11	1,000,000	1,079,012
El Paso Corp.	7.750%	6/15/10	1,496,000	1,510,734
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	186,737
Hess Corp., Notes	7.875%	10/1/29	1,640,000	1,964,984
Hess Corp., Notes	7.300%	8/15/31	60,000	68,369
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	500,000	547,446
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	170,000	170,213	(c)
LUKOIL International Finance BV, Notes	6.356%	6/7/17	340,000	349,350	(c)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	45,000	42,075
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	190,000	178,600
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	145,000	151,344
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	140,000	154,700
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	132,500
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	185,000	211,825
Teekay Corp., Senior Notes	8.500%	1/15/20	310,000	323,950
Williams Cos. Inc., Debentures	7.500%	1/15/31	668,000	733,987

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	63,000	$76,755
Total Oil, Gas & Consumable Fuels				13,199,065
TOTAL ENERGY				14,539,466
FINANCIALS — 10.4%
Capital Markets — 1.4%
Goldman Sachs Group Inc.	6.600%	1/15/12	900,000	976,542
Morgan Stanley, Notes	6.600%	4/1/12	1,000,000	1,084,969
Total Capital Markets				2,061,511
Commercial Banks — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	184,000	173,242	(c)(d)
Consumer Finance — 3.2%
Ford Motor Credit Co., Senior Notes	8.000%	12/15/16	680,000	716,464
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	70,000	72,484
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000	1,230,537
GMAC Inc., Senior Notes	6.875%	8/28/12	94,000	95,292
HSBC Finance Corp.	4.750%	7/15/13	1,670,000	1,753,923
SLM Corp., Senior Notes	0.409%	7/26/10	1,020,000	1,006,188	(d)
Total Consumer Finance				4,874,888
Diversified Financial Services — 4.6%
AAC Group Holding Corp., Senior Discount Notes	10.250%	10/1/12	440,000	439,450	(c)
Air 2 US, Notes	8.027%	10/1/19	420,153	372,361	(c)
CCM Merger Inc., Notes	8.000%	8/1/13	140,000	121,800	(c)
Citigroup Inc.	6.625%	6/15/32	1,000,000	934,478
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,411,786	(c)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,373,320
Liberty Media LLC	3.750%	2/15/30	1,860,000	976,500
New Communications Holdings Inc., Senior Notes	8.750%	4/15/22	171,000	171,000	(c)
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	150,000	147,000
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	220,000	241,175	(c)
UFJ Finance Aruba AEC	6.750%	7/15/13	500,000	560,508
UPC Germany GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	103,125	(c)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	215,000	209,087	(c)
Total Diversified Financial Services				7,061,590
Insurance — 0.7%
XL Capital Ltd.	5.250%	9/15/14	1,000,000	1,033,740
Real Estate Investment Trusts (REITs) — 0.2%
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.750%	4/1/17	260,000	266,941
Real Estate Management & Development — 0.2%
Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	65,000	29,250	(b)(c)
Realogy Corp., Senior Notes	10.500%	4/15/14	170,000	146,625
Realogy Corp., Senior Subordinated Notes	12.375%	4/15/15	165,000	120,038
Total Real Estate Management & Development				295,913
TOTAL FINANCIALS				15,767,825
HEALTH CARE — 1.3%
Biotechnology — 0.1%
Talecris Biotherapeutics Holdings Corp., Senior Notes	7.750%	11/15/16	90,000	90,450	(c)
Health Care Providers & Services — 1.2%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	200,000	207,000
HCA Inc., Debentures	7.500%	11/15/95	185,000	145,225
HCA Inc., Notes	6.375%	1/15/15	430,000	408,500
HCA Inc., Notes	7.690%	6/15/25	90,000	83,250
HCA Inc., Senior Notes	6.250%	2/15/13	85,000	84,363
HCA Inc., Senior Secured Notes	9.250%	11/15/16	195,000	207,309
HCA Inc., Senior Secured Notes	9.625%	11/15/16	399,000	427,429	(f)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services — continued
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	283,000	$268,142	(d)(f)
Total Health Care Providers & Services				1,831,218
TOTAL HEALTH CARE				1,921,668
INDUSTRIALS — 12.6%
Aerospace & Defense — 1.9%
Boeing Co., Notes	6.125%	2/15/33	600,000	630,726
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	535,000	549,044
Northrop Grumman Corp., Debentures	7.750%	2/15/31	1,000,000	1,225,518
Systems 2001 Asset Trust	6.664%	9/15/13	158,117	167,010	(c)
TransDigm Inc., Senior Subordinated Notes	7.750%	7/15/14	405,000	415,125	(c)
Total Aerospace & Defense				2,987,423
Airlines — 8.7%
America West Airlines Inc., Ambac Assurance Corp.	8.057%	7/2/20	2,557,991	2,455,671
Continental Airlines Inc.	7.160%	9/24/14	529,126	523,835
Continental Airlines Inc.	6.820%	5/1/18	913,728	896,595
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	908,880	915,697
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	1,139,517	1,162,307
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	749,748	689,768
Continental Airlines Inc., Pass-Through Certificates, 2000-1 A-1	8.048%	11/1/20	620,188	629,491
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	460,000	430,100	(c)
Delta Air Lines Inc., Pass-Through Certificates	6.619%	3/18/11	51,313	51,184
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	194,672	179,099
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	75,000	78,844	(c)
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	536,770	504,563
Northwest Airlines Inc.	0.758%	2/6/15	2,848,209	2,520,665	(d)
US Airways Pass-Through Trust	6.850%	1/30/18	2,552,475	2,182,366
Total Airlines				13,220,185
Commercial Services & Supplies — 0.9%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	220,000	240,350	(c)
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	310,000	291,400	(c)
DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes	9.500%	2/15/13	307,000	310,837
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	300,000	297,000
RSC Equipment Rental Inc., Senior Secured Notes	10.000%	7/15/17	170,000	180,200	(c)
Total Commercial Services & Supplies				1,319,787
Industrial Conglomerates — 0.3%
Tyco International Ltd./Tyco International Finance SA, Senior Bonds	6.875%	1/15/21	405,000	462,793
Marine — 0.1%
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	200,000	191,000	(c)
Road & Rail — 0.4%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	116,000	118,900
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	170,000	201,025
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	234,000	249,503
Total Road & Rail				569,428
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	129,000	130,613	(c)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	245,000	237,037
Penhall International Corp., Senior Secured Notes	12.000%	8/1/14	100,000	75,250	(b)(c)
Total Trading Companies & Distributors				442,900
TOTAL INDUSTRIALS				19,193,516
INFORMATION TECHNOLOGY — 0.6%
IT Services — 0.5%
Ceridian Corp., Senior Notes	12.250%	11/15/15	138,450	132,912	(f)
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	599,604
Total IT Services				732,516

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices Inc., Senior Notes	8.125%	12/15/17	50,000	$51,500	(c)
Freescale Semiconductor Inc., Senior Notes	8.875%	12/15/14	25,000	23,875
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	80,000	70,800
Total Semiconductors & Semiconductor Equipment				146,175
TOTAL INFORMATION TECHNOLOGY				878,691
MATERIALS — 4.1%
Chemicals — 0.7%
Dow Chemical Co.	6.000%	10/1/12	1,000,000	1,088,574
Westlake Chemical Corp., Senior Notes	6.625%	1/15/16	70,000	68,250
Total Chemicals				1,156,824
Construction Materials — 0.1%
Headwaters Inc., Senior Secured Notes	11.375%	11/1/14	90,000	93,938	(c)
Metals & Mining — 1.9%
Alcoa Inc.	5.375%	1/15/13	750,000	785,680
CII Carbon LLC	11.125%	11/15/15	580,000	585,800	(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	730,000	812,125
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	445,000	467,250
Novelis Inc., Senior Notes	7.250%	2/15/15	115,000	110,975
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	130,000	142,675	(c)
Total Metals & Mining				2,904,505
Paper & Forest Products — 1.4%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	192,795	202,675	(a)(c)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	235,000	216,200	(c)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	595,000	592,025
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	100,000	113,000	(c)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	1,000,000	963,763
Total Paper & Forest Products				2,087,663
TOTAL MATERIALS				6,242,930
TELECOMMUNICATION SERVICES — 4.9%
Diversified Telecommunication Services — 3.2%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	19,750
Deutsche Telekom International Finance BV	5.250%	7/22/13	600,000	643,405
France Telecom SA, Notes	8.500%	3/1/31	600,000	795,867
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	135,000	14	(a)(b)
Intelsat Corp., Senior Notes	9.250%	8/15/14	140,000	143,500
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	35,000	37,275
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	340,000	368,050
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	660,000	643,500
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	285,000	305,662	(c)
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	140,000	142,450
Qwest Corp., Senior Notes	7.875%	9/1/11	390,000	413,400
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	163,875
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	500,000	540,000	(c)
Windstream Corp., Senior Notes	8.625%	8/1/16	635,000	649,287
Total Diversified Telecommunication Services				4,866,035
Wireless Telecommunication Services — 1.7%
Cingular Wireless LLC	6.500%	12/15/11	250,000	270,910
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	1,450,000	1,508,000
True Move Co., Ltd.	10.750%	12/16/13	590,000	615,813	(c)
True Move Co., Ltd., Notes	10.750%	12/16/13	200,000	208,750	(c)
Total Wireless Telecommunication Services				2,603,473
TOTAL TELECOMMUNICATION SERVICES				7,469,508

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
UTILITIES — 6.2%
Electric Utilities — 3.1%
Duke Energy Corp., Notes	6.250%	1/15/12	250,000	$271,297
EEB International Ltd., Senior Bonds	8.750%	10/31/14	820,000	910,200	(c)
FirstEnergy Corp., Notes	6.450%	11/15/11	27,000	28,638
FirstEnergy Corp., Notes	7.375%	11/15/31	3,040,000	3,146,047
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	250,000	272,909
Orion Power Holdings Inc., Senior Notes	12.000%	5/1/10	150,000	150,562
Total Electric Utilities				4,779,653
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	22,546
Independent Power Producers & Energy Traders — 2.5%
AES Corp., Senior Notes	9.750%	4/15/16	360,000	389,700	(c)
AES Corp., Senior Notes	8.000%	10/15/17	525,000	532,875
AES Corp., Senior Notes	8.000%	6/1/20	100,000	99,625
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	360,000	271,800
Edison Mission Energy, Senior Notes	7.750%	6/15/16	180,000	131,400
Edison Mission Energy, Senior Notes	7.625%	5/15/27	179,000	114,560
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,775,288	1,207,196	(f)
NRG Energy Inc., Senior Notes	7.375%	2/1/16	815,000	808,888
NRG Energy Inc., Senior Notes	7.375%	1/15/17	225,000	222,750
Total Independent Power Producers & Energy Traders				3,778,794
Multi-Utilities — 0.6%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	770,000	834,355
TOTAL UTILITIES				9,415,348
TOTAL CORPORATE BONDS & NOTES (Cost — $96,257,120)				98,068,433
ASSET-BACKED SECURITIES — 27.6%
FINANCIALS — 27.6%
Automobiles — 0.5%
AmeriCredit Automobile Receivables Trust, 2007-CM A3B	0.258%	5/7/12	730,498	729,190	(d)
Diversified Financial Services — 1.6%
Global Franchise Trust, 1998-1 A2	6.659%	10/10/11	737,380	626,773	(c)
Green Tree Recreational Equiptment & Consumer Trust, 1996-C CTFS	7.650%	10/15/17	190,700	166,528
PAMCO CLO, 1997-1A B	7.910%	8/6/10	877,453	131,618	(a)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	544,000	(c)(e)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	1,076,327	968,694	(c)(e)
Total Diversified Financial Services				2,437,613
Home Equity — 18.0%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,130,000	820,895
ACE Securities Corp., 2005-SD1 A1	0.646%	11/25/50	47,618	46,529	(d)
Bayview Financial Acquisition Trust, 2007-B 2A1	0.547%	8/28/47	1,336,642	1,227,255	(d)
Bayview Financial Asset Trust, 2004-SSRA A1	0.846%	12/25/39	453,343	324,140	(c)(d)(e)
Bayview Financial Asset Trust, 2007-SR1A A	0.696%	3/25/37	2,474,164	1,484,499	(c)(d)
Bayview Financial Asset Trust, 2007-SR1A M3	1.396%	3/25/37	617,139	253,027	(c)(d)
Bayview Financial Asset Trust, 2007-SR1A M4	1.746%	3/25/37	168,311	38,817	(c)(d)(e)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS	0.000%	8/25/36	1,445,411	895,287
Bear Stearns Asset Backed Securities Trust, 2007-SD1 1A3A	6.500%	10/25/36	1,391,866	721,916
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	288,901
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.446%	11/25/45	268,002	201,102	(c)(d)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.646%	11/25/46	1,217,476	567,248	(c)(d)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	495,873	420,823
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.146%	10/25/47	1,276,751	852,658	(d)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.246%	8/25/47	70,741	39,137	(c)(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.380%	11/15/36	710,510	515,337	(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Home Equity — continued
Countrywide Home Equity Loan Trust, 2007-B A	0.380%	2/15/37	870,898	$698,162	(d)
Countrywide Home Equity Loan Trust, 2007-GW A	0.980%	8/15/37	2,515,210	1,852,388	(d)
Credit-Based Asset Servicing and Securitization, 2004-CB2 M1	0.766%	7/25/33	2,209,205	1,600,569	(d)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.866%	1/25/35	780,000	669,662	(c)(d)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.716%	5/25/44	94,025	81,228	(c)(d)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.246%	5/26/37	313,916	274,233	(c)(d)
EMC Mortgage Loan Trust, 2003-B A1	0.796%	11/25/41	130,921	114,649	(c)(d)
First Horizon ABS Trust, 2007-HE1 A	0.376%	9/25/29	1,000,775	698,941	(d)
Fremont Home Loan Trust, 2006-2 2A2	0.424%	2/25/36	594,415	587,220	(d)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.996%	2/25/31	630,965	454,247	(c)(d)
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	72,116	48,674
GSAA Home Equity Trust, 2006-19 A3A	0.486%	12/25/36	1,000,000	437,176	(d)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	2,200,494	1,741,330
IXIS Real Estate Capital Trust, 2005-HE3 A4	0.616%	12/25/35	3,847	3,841	(d)
Lehman XS Trust, 2006-GP4 3A1A	0.316%	8/25/46	153,612	148,880	(d)
Lehman XS Trust, 2007-1 WF1	7.000%	1/25/37	1,049,701	499,825
Morgan Stanley ABS Capital I, 2003-SD1 A1	0.746%	3/25/33	25,114	18,958	(d)
MSDWCC Heloc Trust, 2003-2 A	0.506%	4/25/16	202,887	151,274	(d)
New Century Home Equity Loan Trust, 2004-2 A2	0.616%	8/25/34	475,320	323,782	(d)
Park Place Securities Inc., 2004-WCW1 M2	0.926%	9/25/34	1,900,000	1,537,273	(d)
Park Place Securities Inc., 2004-WHQ2 M2	0.876%	2/25/35	750,000	612,142	(d)
RAAC Series, 2007-RP1 M1	0.796%	5/25/46	210,000	7,313	(c)(d)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	718,782	645,384
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.626%	11/25/35	800,000	643,947	(d)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.726%	3/25/34	409,329	252,269	(d)
Residential Asset Securities Corp., 2001-KS3 AII	0.706%	9/25/31	303,628	213,279	(d)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	807,287	732,944	(d)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	1,095,460	1,015,883	(d)
Salomon Brothers Mortgage Securities VII, 2002-CIT1	0.846%	3/25/32	146,436	144,658	(d)
Saxon Asset Securities Trust, 2000-2 MF1	8.870%	7/25/30	80,386	79,210	(d)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	955,449	803,974
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	135,880	120,663	(c)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.979%	3/25/35	665,817	497,315	(d)
Structured Asset Securities Corp., 2007-BC1 A2	0.296%	2/25/37	797,443	754,430	(d)
Wachovia Asset Securitization Inc., 2002-HE1	0.616%	9/27/32	214,115	154,441	(d)
Wachovia Asset Securitization Inc., 2002-HE2	0.676%	12/25/32	78,838	53,590	(d)
Wachovia Asset Securitization Inc., 2003-HE1	0.536%	3/25/33	29,520	18,507	(d)
Total Home Equity				27,389,832
Manufactured Housing — 7.5%
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	3,063,819	2,810,748	(e)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	100,000	136,632	(d)
Conseco Finance Securitizations Corp., 2002-1 A	6.681%	12/1/33	433,350	428,633	(d)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	2,100,000	2,058,000	(c)(e)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	204,669	132,988
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	271,884	233,234
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	706,000	679,254	(d)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	278,378	198,757
Merit Securities Corp., 13 A4	7.954%	12/28/33	3,288,701	3,290,267	(d)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	3/15/25	296,331	245,258	(d)
Oakwood Mortgage Investors Inc., 2002-C AIO, STRIPS	6.000%	8/15/10	474,640	15,685	(b)(e)
Vanderbilt Mortgage Finance, 1997-B 1B2	8.155%	10/7/26	445,098	374,075
Vanderbilt Mortgage Finance, 1997-C 1B2	7.830%	8/7/27	120,283	111,853	(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Manufactured Housing — continued
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	863,282	$678,996	(d)
Total Manufactured Housing				11,394,380
TOTAL ASSET-BACKED SECURITIES (Cost — $40,259,494)				41,951,015
COLLATERALIZED MORTGAGE OBLIGATIONS — 37.2%
American Home Mortgage Investment Trust, 2007-A 4A	0.696%	7/25/46	877,709	417,453	(c)(d)
Bayview Commercial Asset Trust, 2005-3A A2	0.646%	11/25/35	769,100	465,152	(c)(d)
Bayview Commercial Asset Trust, 2005-4A A1	0.546%	1/25/36	441,376	318,244	(c)(d)
Bayview Commercial Asset Trust, 2007-5A A1	0.896%	10/25/37	108,018	107,567	(c)(d)
BCAP LLC Trust, 2009-RR12 2A2	0.589%	3/26/35	1,844,014	553,204	(c)(d)(e)
Bear Stearns Alt-A Trust, 2004-3 A1	0.886%	4/25/34	545,880	413,315	(d)
Bear Stearns Alt-A Trust, 2004-8 1A	0.596%	9/25/34	298,074	243,883	(d)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.716%	1/25/36	1,330,713	744,319	(d)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	961,642	177,589	(c)
Bella Vista Mortgage Trust, 2004-2 A1	0.616%	2/25/35	2,339,820	1,473,332	(d)
BlackRock Capital Finance LP, 1997-R2 B5	6.188%	12/25/35	472,820	8,865	(c)(d)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.566%	7/25/35	1,826,846	913,423	(c)(d)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.496%	8/25/35	1,697,326	1,056,689	(c)(d)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.476%	10/25/35	2,439,128	1,422,404	(c)(d)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.446%	10/25/36	2,194,204	1,075,171	(c)(d)
CNL Funding, 1998-1 C2	0.986%	9/18/11	3,360,000	974,400	(c)(d)(e)
Countrywide Alternative Loan Trust, 2005-J12	0.516%	8/25/35	295,025	168,025	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1	2.312%	4/20/35	3,839,157	3,064,707	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.546%	5/25/35	1,837,617	1,088,929	(d)
Countrywide Home Loans, 2004-R1 1AF	0.646%	11/25/34	2,088,602	1,673,858	(c)(d)
Countrywide Home Loans, 2004-R2 1AF1	0.666%	11/25/34	633,608	511,885	(c)(d)
Countrywide Home Loans, 2005-7 1A1	0.516%	3/25/35	1,568,718	1,181,391	(d)
Credit Suisse Mortgage Capital Certificates, 2007-C3 A4	5.723%	6/15/39	242,000	217,992	(d)
GMAC Commercial Mortgage Securities Inc., 1998-C2 F	6.500%	5/15/35	1,000,000	1,044,471
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.516%	11/25/46	3,317,223	771,845	(d)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.516%	11/25/46	2,020,857	574,174	(d)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,734,620	1,427,761	(c)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.596%	1/25/35	304,911	252,419	(c)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 2A1	4.789%	1/25/35	1,737,513	1,418,773	(c)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.596%	9/25/35	1,415,678	1,127,156	(c)(d)
Harborview Mortgage Loan Trust, 2004-10 4A	2.953%	1/19/35	501,080	444,441	(d)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.637%	11/19/34	203,896	111,315	(d)
Harborview Mortgage Loan Trust, 2005-9 B10	1.990%	6/20/35	1,136,666	101,912	(d)
Impac CMB Trust, 2004-9 1A1	1.006%	1/25/35	62,281	44,156	(d)
Impac CMB Trust, 2A-10	0.886%	3/25/35	521,731	239,326	(d)
Indymac Index Mortgage Loan Trust, 2005-AR14 BX, STRIPS	2.400%	7/25/35	3,231,880	64,638	(b)(e)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.552%	8/25/37	5,855,529	2,859,095	(d)
Jefferies & Co., 2009-B 9A	0.559%	11/21/35	220,916	310,585	(c)(d)(e)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.992%	4/25/37	300,000	229,011	(d)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	0.912%	6/15/36	2,464,699	21,723	(b)(c)(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Luminent Mortgage Trust, 2006-6 A1	0.446%	10/25/46	1,257,234	$705,967	(d)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.646%	11/25/33	406,104	388,045	(d)
MASTR ARM Trust, 2004-13 3A7	3.096%	11/21/34	2,000,000	1,764,050	(d)
MASTR ARM Trust, 2004-7 6M1	0.896%	8/25/34	800,000	586,437	(d)
Merit Securities Corp., 11PA B3	2.497%	9/28/32	850,000	230,646	(c)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2	2.801%	2/25/35	430,522	393,405	(d)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	911,728	402,824	(d)
Morgan Stanley Capital I, 1999-LIFE E	7.035%	4/15/33	2,939,322	2,924,948	(d)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.692%	12/25/34	549,402	482,844	(d)
Prime Mortgage Trust, 2005-2 2XB, STRIPS	1.740%	10/25/32	3,689,065	111,779	(d)
Prime Mortgage Trust, 2005-5 1X, STRIPS	0.920%	7/25/34	9,088,514	218,510	(d)
Prime Mortgage Trust, 2005-5 1XB, STRIPS	1.430%	7/25/34	3,146,718	56,956	(d)
Regal Trust IV 1999-1	3.594%	9/29/31	125,031	112,528	(c)(d)(e)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,523,522	1,477,817
Residential Asset Mortgage Products, Inc., 2005-SL2 AP0, STRIPS	0.000%	2/25/32	368,762	261,397
Residential Asset Securitization Trust, 2003-A1 A2	0.746%	3/25/33	500,254	456,808	(d)
Sequoia Mortgage Trust, 2003-2 A2	0.931%	6/20/33	58,017	49,628	(d)
Sequoia Mortgage Trust, 2004-10 A1A	0.550%	11/20/34	31,037	28,015	(d)
Sequoia Mortgage Trust, 2004-11 A1	0.540%	12/20/34	47,499	39,466	(d)
Sequoia Mortgage Trust, 2004-12 A1	0.510%	1/20/35	388,625	323,624	(d)
Structured Asset Securities Corp., 1998-RF2 A	8.183%	7/15/27	524,759	512,480	(c)(d)
Structured Asset Securities Corp., 2002-9 A2	0.546%	10/25/27	1,139,743	926,175	(d)
Structured Asset Securities Corp., 2004-NP1 A	0.646%	9/25/33	280,507	237,028	(b)(c)(d)(e)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	890,000	819,691
Structured Asset Securities Corp., 2005-RF3 2A	4.829%	6/25/35	2,324,138	1,919,612	(c)(d)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.566%	9/25/43	1,079,607	941,130	(d)
Thornburg Mortgage Securities Trust, 2004-03 A	0.616%	9/25/44	1,082,164	937,631	(d)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.198%	9/25/37	883,018	786,446	(d)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.201%	9/25/37	901,525	770,202	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.620%	11/25/34	2,220,031	1,527,396	(d)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.790%	7/25/37	2,000,000	1,289,139	(d)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	896,185	476,400
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	5.667%	9/25/36	1,519,910	677,500
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	6.081%	9/25/36	185,000	85,538
Washington Mutual Inc., 2004-AR11	2.890%	10/25/34	98,334	90,071	(d)
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	214,768	145,090	(d)
Washington Mutual Inc., 2005-AR06 2A1A	0.476%	4/25/45	466,432	372,095	(d)
Washington Mutual Inc., 2005-AR8 2A1A	0.536%	7/25/45	515,127	397,682	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	1,578,601	1,292,029	(d)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR19 A1A1	0.516%	12/25/45	856,069	652,372	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.516%	7/25/45	35,925	28,318	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.536%	10/25/45	415,452	320,187	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR9 A1A	0.566%	7/25/45	252,781	187,942	(d)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	62,764	64,633

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR5 3A	1.403%	7/25/46	1,464,005		$669,705	(d)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $59,524,660)					56,456,784
MORTGAGE-BACKED SECURITY — 0.5%
FNMA — 0.5%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $651,744)	6.500%	8/25/44	631,937		692,761
SOVEREIGN BONDS — 3.3%
Brazil — 3.3%
Brazil Nota do Tesouro Nacional	6.000%	5/15/45	4,700,000	BRL	4,955,436
Honduras — 0.0%
Republic of Honduras	0.235%	10/1/11	67,525		67,563	(d)
Venezuela — 0.0%
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	2,000		1,465
TOTAL SOVEREIGN BONDS (Cost — $5,002,458)					5,024,464
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.5%
U.S. Government Obligations — 1.5%
U.S. Treasury Bonds	4.500%	8/15/39	600,000		579,375
U.S. Treasury Notes	3.625%	8/15/19	570,000		563,053
U.S. Treasury Notes	3.375%	11/15/19	930,000		897,377
U.S. Treasury Notes	3.625%	2/15/20	190,000		186,764
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $2,308,762)					2,226,569

			SHARES
COMMON STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.2%
Media — 0.2%
Charter Communications Inc., Class A Shares			4,936		170,292	*
Dex One Corp.			1,048		29,260	*
SuperMedia Inc.			568		23,237	*
TOTAL CONSUMER DISCRETIONARY					222,789
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			789		22,768	*
INDUSTRIALS — 0.0%
Building Products — 0.0%
Nortek Inc.			1,208		48,311	*
MATERIALS — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			8,950		165,486	*
TOTAL COMMON STOCKS (Cost — $1,344,572)					459,354
CONVERTIBLE PREFERRED STOCKS — 1.5%
CONSUMER DISCRETIONARY — 1.3%
Automobiles — 1.3%
Motors Liquidation Co., Senior Debentures, Series B	5.250%	3/6/32	225,000		1,919,250	*
FINANCIALS — 0.2%
Diversified Financial Services — 0.2%
Citigroup Inc.	7.500%	12/15/12	2,200		268,136
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	5.375%		15		45,000	*
TOTAL FINANCIALS					313,136
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $5,263,000)					2,232,386

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS — 4.5%
CONSUMER DISCRETIONARY — 2.4%
Automobiles — 2.4%
Corts-Ford Motor Co.	8.000%		155,100	$3,672,768
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		3,171	3	*(b)(c)(e)
TOTAL CONSUMER DISCRETIONARY				3,672,771
FINANCIALS — 2.1%
Diversified Financial Services — 2.1%
Corp-Backed Trust Certificates	8.000%		15,600	362,544
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	267,810	*(a)
Preferred Plus, Series FMC1 Trust	8.250%		5,100	120,870
SATURNS-F, 2003-5	8.125%		104,100	2,457,801
Total Diversified Financial Services				3,209,025
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	310	*
Federal Home Loan Mortgage Corp. (FHLMC)	5.160%		100	144	*
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		20,500	26,035	*(d)
Total Thrifts & Mortgage Finance				26,489
TOTAL FINANCIALS				3,235,514
TOTAL PREFERRED STOCKS (Cost — $5,559,688)				6,908,285

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Buffets Restaurant Holdings		4/28/14	224	2	*(b)(e)
Charter Communications Inc.		11/30/14	265	1,060	*
CNB Capital Trust		3/23/19	3,624	4	*(b)(c)(e)
Nortek Inc.		12/7/14	576	1,440	*(e)
SemGroup Corp.		11/30/14	831	6,230	*(b)
TOTAL WARRANTS (Cost — $7,974)				8,736
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $216,179,472)				214,028,787

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS — 4.6%
U.S. Government Obligations — 1.9%
U.S. Treasury Bills (Cost - $2,799,662)	0.155%	4/29/10	2,800,000	2,799,662	(g)
Repurchase Agreement — 2.7%
Morgan Stanley repurchase agreement dated 3/31/10; Proceeds at maturity - $4,120,001; (Fully collateralized by U.S. government agency obligation, 2.100% due 10/5/12; Market value - $4,202,532) (Cost - $4,120,000)	0.010%	4/1/10	4,120,000	4,120,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $6,919,662)				6,919,662
TOTAL INVESTMENTS — 145.6% (Cost — $223,099,134#)				220,948,449
Other Assets in Excess of Liabilities — 1.9%				2,845,793
Liquidation value of Preferred Shares — (47.4)%				(72,000,000)
TOTAL NET ASSETS — 100.0%				$151,794,242
†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	The coupon payment on these securities is currently in default as of March 31, 2010.
(b)	Illiquid security.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Rate shown represents yield-to-maturity.

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET PREMIER BOND FUND

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CMB	- Cash Management Bill
	GSAMP	- Goldman Sachs Alternative Mortgage Products
	MASTR	- Mortgage Asset Securitization Transactions Inc.
	PAC	- Planned Amortization Class
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the bid price as of the close of business of that market. Equity securities for which market quotations are readily available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$98,064,248	$4,185	$98,068,433
Asset-backed securities	—	38,132,756	3,818,259	41,951,015
Collateralized mortgage obligations	—	55,489,386	967,398	56,456,784
Mortgage-backed security	—	692,761	—	692,761
Sovereign bonds	—	5,024,464	—	5,024,464
U.S. government & agency obligations	—	2,226,569	—	2,226,569
Common stocks	$459,354	—	—	459,354
Convertible preferred stocks	268,136	1,964,250	—	2,232,386
Preferred stocks	6,908,282	—	3	6,908,285
Warrants	—	7,290	1,446	8,736
Total long-term investments	$7,635,772	$201,601,724	$4,791,291	$214,028,787
Short-term investments†	—	6,919,662	—	6,919,662
Total investments	$7,635,772	$208,521,386	$4,791,291	$220,948,449
Other financial instruments:
Credit default swaps on corporate issues — buy protection‡	—	(237,172)	—	(237,172)
Credit default swaps on credit indices — sell protection‡	—	199,182	—	199,182
Total other financial instruments	—	(37,990)	—	(37,990)
Total	$7,635,772	$208,483,396	$4,791,291	$220,910,459

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2009	—	$3,926,578	—	$18,940	$3	$7,348	$3,952,869
Accrued premiums/discounts	—	25,151	$120	—	—	—	25,271
Realized gain/(loss)(1)	—	(50,856)	691	—	—	—	(50,165)
Change in unrealized appreciation (depreciation)(2)	—	(54,647)	(1,146)	3,828	—	328	(51,637)
Net purchases (sales)	—	(27,967)	237,364	—	—	—	209,397
Transfers into Level 3	$4,185	—	730,369	—	—	—	734,554
Transfers out of Level 3	—	—	—	(22,768)	—	(6,230)	(28,998)
Balance as of March 31, 2010	$4,185	$3,818,259	$967,398	—	$3	$1,446	$4,791,291
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(2)	—	$(54,647)	$(1,146)	—	—	$(5,902)	$(61,695)

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.

Notes to Schedule of Investments (unaudited) (continued)

Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on

Notes to Schedule of Investments (unaudited) (continued)

these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Security Transactions. Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,237,660
Gross unrealized depreciation	(22,388,345)
Net unrealized depreciation	$(2,150,685)

At March 31, 2010, the Fund had the following open swap contracts:

			PERIODIC		UPFRONT
			PAYMENTS		PREMIUMS	UNREALIZED
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	MADE BY THE	MARKET	PAID/	APPRECIATION/
(REFERENCE ENTITY)	AMOUNT(1)	DATE	FUND‡	VALUE	(RECEIVED)	(DEPRECIATION)
Credit Default Swaps on Corporate Issues - Buy Protection(2)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	$100,000	3/20/11	5% Quarterly	$(1,762)	$(1,006)	$(756)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	120,000	3/20/11	5% Quarterly	(2,115)	(1,090)	(1,025)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	70,000	3/20/13	5% Quarterly	(2,254)	(459)	(1,795)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	80,000	3/20/13	5% Quarterly	(2,576)	(314)	(2,262)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	100,000	3/20/15	5% Quarterly	(1,566)	970	(2,536)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	120,000	3/20/15	5% Quarterly	(1,879)	1,624	(3,503)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	130,000	3/20/20	5% Quarterly	(2,142)	3,415	(5,557)
The Goldman Sachs Group, Inc. (Assured Guaranty Municipal Corp., 0.48023%, due 11/15/2013)	50,000	3/20/20	5% Quarterly	(824)	1,592	(2,416)
The Goldman Sachs Group, Inc. (Citigroup Inc., 6.5%, due 1/18/11)	1,700,000	3/20/14	4.7% Quarterly	(208,138)	—	(208,138)
The Goldman Sachs Group, Inc. (CVS Corporation, 4.875%, due 9/15/2014)	2,000,000	12/20/14	0.68% Quarterly	(13,916)	(29,664)	15,748
Total	$4,470,000			$(237,172)	$(24,932)	$(212,240)

			PERIODIC		UPFRONT
			PAYMENTS		PREMIUMS	UNREALIZED
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	RECEIVED BY	MARKET	PAID/	APPRECIATION/
(REFERENCE ENTITY)	AMOUNT(1)	DATE	THE FUND‡	VALUE(3)	(RECEIVED)	(DEPRECIATION)
Credit Default Swaps on Credit Indices - Sell Protection(4)
Merrill Lynch & Co., Inc. (CDX HY 8)	$21,666,202	6/20/12	0.86% Quarterly	$199,182	—	$199,182

(1)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

Primary Underlying Risk Disclosure	Swap Contracts, at value	Total
Credit Contracts	$(37,990)	$(37,990)
Other Contracts	—	—
Total	$(37,990)	$(37,990)

During the period ended March 31, 2010, the Fund had average notional balances of $4,478,600 and $21,666,202 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund.  Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $237,172. If a contingent feature would have been triggered as of March 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The aggregate fair value of all assets posted as collateral for all swaps was $300,000.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By	/s/ R. Jay Gerken
R. Jay Gerken
Trustee and President
Western Asset Premier Bond Fund

Date: May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Trustee and President
Western Asset Premier Bond Fund

Date: May 27, 2010

By	/s/ Frances M. Guggino
Frances M. Guggino
Principal Financial and Accounting Officer
Western Asset Premier Bond Fund

Date: May 27, 2010